UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2023 (December 20, 2023)

Battery Future Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41158	98-1618517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Ave. #500-97545

Miami, FL 33131

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: +61 (460) 545-788

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BFAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	BFAC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BFAC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 20, 2023, Battery Future Acquisition Corp. (“BFAC”) issued an unsecured convertible promissory note in the aggregate principal amount of $150,000 (the “Note”) to Pala Investments Limited (“Pala”). Pursuant to the Note, BFAC agreed to repay the outstanding principal amount of the Note on the earlier of (i) the date of BFAC’s liquidation and (ii) the date on which the business combination is consummated (the “Maturity Date”).

At any time on or prior to the Maturity Date, Pala may elect to convert the outstanding principal balance and interest accrued on the Note into warrants to purchase Class A ordinary shares of BFAC at a conversion price equal to $1.00 per warrant, subject to availability. The terms of such warrants issued in connection with such conversion shall be identical to the warrants issued to Pala in connection with BFAC’s initial public offering that closed December 17, 2021. The Note bears interest at a rate of ten percent (10.00%) per annum. In the event that BFAC does not consummate a business combination, the Note will be repaid only from amounts remaining outside of BFAC’s trust account, if any.

The proceeds of the Note will be used by BFAC for working capital purposes.

The foregoing descriptions of the Note is qualified in its entirety by reference to the full texts of the Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this report.

Exhibit No.	Description
10.1	Convertible Promissory Note, dated as of December 20, 2023, by and between Battery Future Acquisition Corp. and Pala Investments Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Battery Future Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTERY FUTURE ACQUISITION CORP.

Date: December 21, 2023	By:	/s/ Greg Martyr
Greg Martyr
Chief Executive Officer

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